UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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INNOSPEC INC.

(Name of Registrant as Specified In Its Charter)

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April 7, 2011

Dear Stockholder,

In the current economic world, one of the key elements in any business which is enhancing shareholder value is the quality, dedication and loyalty of the management team.

We are now seeking the support of our shareholders to continue our practice of using long-term equity incentive plans as part of our overall compensation program to ensure that our management team are motivated to drive Innospec onto the next stage of our development, and that their compensation in part is very closely linked to improvements in shareholder value. Over the past three years, our 2008 Plans proved to be very effective, and we seek to continue the use of these plans.

There will be three proposals to allocate shares to each of these plans presented to the shareholders at the Annual General Meeting on May 11, 2011, and we do hope you will follow the recommended vote FOR these proposals.

At Innospec, we are very proud of the achievements of our leadership group which includes:

1.	Development and execution of a highly successful strategy for our Fuel Specialties business, turning the business into one of the major global players in this market.

2.	Turnaround of our Active Chemicals business, creating good top line growth and substantially improved margins, such that the business is now an excellent platform for future growth, based on innovative new chemistries for the Personal Care industry.

3.	Resolution of a series of legacy issues which have previously impacted the business including:

•	Settlement with UK and US authorities under the FCPA investigation;

•	Development of alternative UK pension arrangements, which substantially reduced future liability for the company; and

•	Favourable outcomes from several outstanding taxation issues.

This outstanding performance has been reflected in Innospec’s share price, which has substantially outperformed the market during this period:

Innospec Inc 8375 South Willow Street Littleton, Colorado 80124 Tel: 303-792-5554 Fax: 303-792-5668 www.innospecinc.com

In line with best practice, we believe that it is important to have a portion of our key managers’ compensation closely aligned to shareholder interests.

Consistent with the 850,000 shares initially allocated to the 2008 Plans which have supported the equity compensation grants for the last three years, we are seeking to augment the existing plans with the same amount of shares to be used over the next three to four years. The full details of these plans are available in the appendix to this letter.

We value your continued support as a key shareholder, and we trust that we are able to rely on this support to implement this vital element of our compensation packages.

Yours faithfully,

Patrick Williams

President and CEO, Innospec Inc.

Shareholder Communication Long-Term Incentive Plans

Purpose of Long-Term Incentive Plans
(LTIPs)
Equity based compensation
a vital component of executive compensation
creates variable compensation
defers part of reward to the medium and long-term
Aligns executives’ interests with creation of shareholder
value
option grants create direct link to company financial
performance
Focused on company performance

Innospec Share Option Plans
Three Core Long-Term Incentive Plans
Two for executives, including the CEO ; One specifically for Non-Employee
Directors
Plans initiated in 2008
850,000 shares allocated for use over a three- year period
Request to augment the plans with 850,000 shares
3.6% of shares outstanding (provides total of 4.25% of outstanding shares available  for future issuance)
Allows Plans to continue to operate until approx  2014 based on past practice
Exactly the same number of shares as allocated three years ago
Balanced Plans
Mix of market-priced and zero priced performance options, with performance measures linked to shareholder value

Innospec Business Performance
Development and execution of a highly successful strategy
for our Fuel Specialties business
Now one of the major global players in this market
Turnaround of our Active Chemicals business
creating good top line growth
substantially improved margins
excellent platform for future growth
innovative new chemistries for the Personal Care industry
Resolution of a series of legacy issues which have previously impacted the business including:
Settlement with UK and US authorities under the FCPA
investigation
Development of alternative UK pension arrangements, with
consequent substantially reduced future liability for the company
Favourable outcomes from several outstanding taxation issues

2008 2010
Sales $641m $683m
EBITDA $50.4m $91.5m
Net Income $12.5m $73.7m
Net Income (exc
Special Items)
$45.4m $82.4m
EPS (diluted) $0.51 $2.97
Innospec Financial Performance
Period covered by 2008 Share Option Plans

800%
700%
600%
500%
400%
300%
200%
100%
0%
© 2011 Yahoo! Inc.
2009
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Feb
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Innospec Share Price Performance 6 IOSP D-J/NASDAQ/S&P500

Performance-Related Share Option Plan (PRSOP)
Main plan, covers all senior executives, including the
CEO
Represents approx 75% of options granted to executives
Entirely performance-related with vesting based on
improvement in shareholder value
Annual grants typically with exercise price of zero
Vesting after three years based on achievement of
performance targets
If targets are not met, options do not vest and will lapse

Company Share Option Plan (CSOP)
Covers all senior executives, including the CEO
Represents approx 25% of options granted to
executives
Annual grants typically with exercise price set
at market price
Vesting after three years
Only deliver value to executives if the share
price improves
Hence shareholder value delivered

Non-Executive Director Share Option Plan (NEDSOP)
Non-employee Directors (NEDs) only
Annual grants, typically with exercise price set at market
price
Initial grant with exercise price of zero once director elected by shareholders
Market-priced Options
approx $45,000 per annum for each NED
Only deliver real value if share price improves
Vest after three years

Option Discipline
2008 Plans
Initial allocation of 850,000 shares, almost fully utilized
Utilization rate  of 1-1.5% of shares outstanding per annum as part of normal grant process
2009-2010 - several special retention grants due to change of management team and company circumstances
No further special grants anticipated in next three years
Plans prohibit
Repricing of options
Amendment of targets to make achievement easier
Options under PRSOP do not vest unless performance targets are met and options under CSOP only have value if share price increases
Fully reported in Proxy Statement

Summary
Innospec seeks to augment the 2008 Share Option Plans
850,000 shares from the original plan almost fully utilized in the last three years
Augmenting with the same amount of shares allows the plans to operate on the same level for around the next 3-4 years
Outstanding Business Performance
Strong business growth in Fuel Specialties & Active Chemicals
Successful resolution of legacy issues
Creating shareholder value
Strong EPS and Share price growth
Option Plans help drive performance culture and align
executive to shareholder interests
Clear targets for achievement

Forward-Looking Statements
This presentation and the accompanying letter contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.
All statements other than statements of historical facts included herein or in the accompanying letter, such as statements describing growth and market position, may constitute forward-looking statements.
Although forward-looking statements are believed by management to be reasonable when made, caution should be exercised not to place undue reliance on such statements because they are subject to certain risks, uncertainties and assumptions, including in respect of the general business environment, regulatory actions or changes.
If the risks or uncertainties materialize or assumptions prove incorrect or change, our actual performance or results may differ materially from those expressed or implied by such forward-looking statements and assumptions.
Additional information regarding risks, uncertainties and assumptions relating to the
Company and affecting our business operations and prospects are described in the
Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and other reports filed with the U.S. Securities and Exchange Commission. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, including specifically those under the heading "Risk Factors”. The
Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.